UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): February 9, 2010

Gulf Resources, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

Chenming Industrial Park, Shouguang City, Shandong, China 262714
(Address of principal executive offices and zip code)

+86 (536) 567-0008
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The  purpose of this current  report on Form 8-K is an amendment to a current report on Form 8-K filed on February 11, 2010 to add additional disclosure required by Item 304(a)(1)(v).

Item 4.01.              Changes in Registrant’s Certifying Accountants

On February 10, 2010, Gulf Resources, Inc. (the “Company”) dismissed its principal independent accountant, Morison Cogen, LLP (“MC”) from its engagement with the Company, which dismissal was effective immediately.  MC was engaged by the Company in February 2007. The decision to dismiss MC as the Company’s principal independent accountant was approved by the Audit Committee of the Company on February 9, 2010.

There were no disagreements between the Company and MC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, from the time of MC’s engagement up to the date of dismissal which disagreements that, if not resolved to MC’s satisfaction, would have caused MC to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements.  None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the two fiscal years of the Company ended December 31, 2007 and 2008 and subsequently up to the date of dismissal except for the following: as described in MC’s annual report dated March 12, 2009 on the Company’s internal control over financial reporting included in the Company’s Form 10-K for the year ended December 31, 2008, that in MC’s opinion the Company had not maintained effective internal control over financial reporting as of December 31, 2008 based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Although the Company’s management agreed with MC’s report on the point that there was a weakness in the Company’s internal control, management did not believe the weakness was material and concluded that the Company’s internal control over financial reporting was effective a of December 31, 2008.

MC’s audit report on financial statements for the fiscal year ended December 31, 2008 of the Company contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.  MC did not perform an audit of the financial statements of the Company for the fiscal year ended December 31, 2009.

Attached as Exhibit 16.1 is an updated letter from MC addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to MC in this Current Report on Form 8-K except for the following:  as described in MC’s annual report dated March 12, 2009 on the Company’s internal control over financial reporting included in the Company’s Form 10-K for the year ended December 31, 2008, that in MC’s opinion the Company had not maintained effective internal control over financial reporting as of December 31, 2008 based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

On February 10, 2010, the Company engaged BDO Limited ("BDO") to serve as its independent auditor, effective immediately upon the dismissal of MC.  The decision to engage BDO as the Company’s principal independent accountant was approved by the Audit Committee of the Company on February 9, 2010.  During the two fiscal years of the Company ended December 31, 2008 and 2009, and through the date of the BDO’s engagement, the Company did not consult BDO regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

16.1	Letter of Morison Cogen LLP dated March 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Xiaobin Liu
Name:	Xiaobin Liu
Title:	Chief Executive Officer

Dated: March 12, 2010

Exhibit Index

Exhibit No.	Description

16.1	Letter of Morison Cogen LLP dated March 12, 2010